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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Javier Aguirre, Chief Financial Officer of America Online Latin America, Inc. (the "Company"), certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 ("the "Report")fully complies with the requirements of section 13(a) or 15(d) of the Securities
         Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Javier Aguirre
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Javier Aguirre
Chief Financial Officer
August 14, 2002